UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

JUL    07.31.23

ANNUAL REPORT

AB SMALL CAP GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 1

ANNUAL REPORT

September 6, 2023

This report provides management’s discussion of fund performance for the AB Small Cap Growth Portfolio for the annual reporting period ended July 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2023 (unaudited)

	6 Months	12 Months

AB SMALL CAP GROWTH PORTFOLIO

Class A Shares	6.67%	6.63%

Class C Shares	6.26%	5.84%

Advisor Class Shares[1]	6.80%	6.89%

Class R Shares[1]	6.45%	6.31%

Class K Shares[1]	6.35%	6.37%

Class I Shares[1]	6.80%	6.95%

Class Z Shares[1]	6.87%	7.03%

Russell 2000 Growth Index	8.11%	11.58%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection drove underperformance, relative to the benchmark. Security selection within health care detracted the most, while selection within technology contributed. Overall sector selection was positive. Underweights to real estate and utilities contributed to gains, while overweights to energy and financials detracted.

For the six-month period, security selection detracted, particularly selection within health care, while selection within technology contributed. Sector selection was positive. Underweights to materials and utilities contributed, while an overweight to consumer discretionary and an underweight to consumer staples detracted.

The Fund did not use derivatives during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended July 31, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled. Sentiment shifted at the end of the period and markets rallied broadly as economic data indicated that disinflation had continued to gain traction, which bolstered speculation that the Fed was nearing the end of its rate-hike cycle. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

The Fund continues to be built from the bottom up, with an emphasis on companies that the Fund’s Senior Investment Management Team (the “Team”) believes will deliver fundamental outperformance, even against a backdrop of higher input prices and supply chain disruptions. Cognizant that rapidly rising interest rates will likely lead to slowing economic activity and heightened risk of a recession, the Team remains focused on identifying companies that it believes can continue to deliver stronger-than-expected growth. The Team seeks companies that have strong pricing power or possess unique secular growth drivers that could help navigate through this challenging environment. At the end of the reporting period, consumer discretionary, financials and technology reflected the Fund’s largest overweights, while health care, materials and real estate were notable underweights, relative to the benchmark.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies

(continued on next page)

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 3

with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2013 TO 7/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Growth Portfolio Class A shares (from 7/31/2013 to 7/31/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.63%	2.10%

5 Years	6.93%	6.00%

10 Years	10.16%	9.68%

CLASS C SHARES

1 Year	5.84%	4.84%

5 Years	6.13%	6.13%

10 Years[1]	9.33%	9.33%

ADVISOR CLASS SHARES[2]

1 Year	6.89%	6.89%

5 Years	7.20%	7.20%

10 Years	10.43%	10.43%

CLASS R SHARES[2]

1 Year	6.31%	6.31%

5 Years	6.55%	6.55%

10 Years	9.78%	9.78%

CLASS K SHARES[2]

1 Year	6.37%	6.37%

5 Years	6.94%	6.94%

10 Years	10.17%	10.17%

CLASS I SHARES[2]

1 Year	6.95%	6.95%

5 Years	7.22%	7.22%

10 Years	10.47%	10.47%

CLASS Z SHARES[2]

1 Year	7.03%	7.03%

5 Years	7.31%	7.31%

Since Inception[3]	9.99%	9.99%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.86%, 0.87%, 1.46%, 1.03%, 0.84% and 0.76% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.87%

5 Years	5.51%

10 Years	10.24%

CLASS C SHARES

1 Year	13.92%

5 Years	5.64%

10 Years[1]	9.89%

ADVISOR CLASS SHARES[2]

1 Year	16.10%

5 Years	6.70%

10 Years	10.99%

CLASS R SHARES[2]

1 Year	15.49%

5 Years	6.05%

10 Years	10.34%

CLASS K SHARES[2]

1 Year	15.93%

5 Years	6.51%

10 Years	10.77%

CLASS I SHARES[2]

1 Year	16.18%

5 Years	6.72%

10 Years	11.04%

CLASS Z SHARES[2]

1 Year	16.25%

5 Years	6.81%

Since Inception[3]	9.78%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,066.70	$5.74	1.12%	$5.79	1.13%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%	$5.66	1.13%
Class C
Actual	$1,000	$1,062.60	$9.56	1.87%	$9.61	1.88%
Hypothetical**	$1,000	$1,015.52	$9.35	1.87%	$9.40	1.88%
Advisor Class
Actual	$1,000	$1,068.00	$4.46	0.87%	$4.51	0.88%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%	$4.41	0.88%
Class R
Actual	$1,000	$1,064.50	$7.73	1.51%	$7.78	1.52%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%	$7.60	1.52%
Class K
Actual	$1,000	$1,063.50	$9.47	1.85%	$9.52	1.86%
Hypothetical**	$1,000	$1,015.62	$9.25	1.85%	$9.30	1.86%
Class I
Actual	$1,000	$1,068.00	$4.46	0.87%	$4.51	0.88%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%	$4.41	0.88%
Class Z
Actual	$1,000	$1,068.70	$3.95	0.77%	$4.00	0.78%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%	$3.91	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY

July 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,111.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

SPS Commerce, Inc.	$74,374,436	1.8%

Lantheus Holdings, Inc.	68,208,263	1.7

Onto Innovation, Inc.	67,725,433	1.6

Comfort Systems USA, Inc.	67,441,906	1.6

Novanta, Inc.	67,176,714	1.6

Altair Engineering, Inc. – Class A	65,451,172	1.6

Five9, Inc.	65,249,584	1.6

Braze, Inc. – Class A	64,639,801	1.6

Hilton Grand Vacations, Inc.	64,553,811	1.6

Flywire Corp.	62,261,323	1.5

	$667,082,443	16.2%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

July 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.1%
Information Technology – 27.0%
Electronic Equipment, Instruments & Components – 5.4%
Allegro MicroSystems, Inc.(a)(b)	889,564	$45,910,398
Littelfuse, Inc.	193,720	59,007,112
Novanta, Inc.(b)	379,744	67,176,714
Shoals Technologies Group, Inc. – Class A(b)	1,906,645	49,496,504

		221,590,728

IT Services – 1.4%
DigitalOcean Holdings, Inc.(a)(b)	1,130,687	55,991,620

Semiconductors & Semiconductor Equipment – 6.2%
Lattice Semiconductor Corp.(b)	482,950	43,919,473
MACOM Technology Solutions Holdings, Inc.(b)	637,612	44,581,831
Onto Innovation, Inc.(b)	544,767	67,725,433
Silicon Laboratories, Inc.(b)	270,236	40,302,997
Universal Display Corp.	411,860	60,082,137

		256,611,871

Software – 12.7%
Altair Engineering, Inc. – Class A(b)	873,381	65,451,172
BlackLine, Inc.(b)	410,161	23,822,151
Braze, Inc. – Class A(b)	1,421,905	64,639,801
Five9, Inc.(b)	743,585	65,249,584
Freshworks, Inc. – Class A(b)	2,980,519	55,616,485
Instructure Holdings, Inc.(a)(b)	1,089,767	29,608,969
Manhattan Associates, Inc.(b)	250,358	47,723,242
Monday.com Ltd.(b)	273,864	49,509,134
Smartsheet, Inc. – Class A(b)	1,018,845	45,236,718
SPS Commerce, Inc.(b)	412,298	74,374,436

		521,231,692

Technology Hardware, Storage & Peripherals – 1.3%
ACV Auctions, Inc. – Class A(b)	3,165,224	55,359,768

		1,110,785,679

Health Care – 20.1%
Biotechnology – 10.3%
Ascendis Pharma A/S (ADR)(b)	195,167	17,594,305
Blueprint Medicines Corp.(b)	500,527	33,034,782
Bridgebio Pharma, Inc.(b)	550,786	19,283,018
Halozyme Therapeutics, Inc.(b)	662,125	28,444,890
Insmed, Inc.(a)(b)	1,264,266	27,927,636
Intellia Therapeutics, Inc.(a)(b)	476,114	20,153,906
Karuna Therapeutics, Inc.(b)	90,434	18,066,000
Legend Biotech Corp. (ADR)(b)	319,371	24,118,898

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Madrigal Pharmaceuticals, Inc.(b)	120,986	$24,838,426
MoonLake Immunotherapeutics(a)(b)	325,135	19,771,459
Morphic Holding, Inc.(b)	402,789	22,850,220
Natera, Inc.(b)	856,178	38,716,369
Relay Therapeutics, Inc.(a)(b)	1,020,796	12,862,030
Ultragenyx Pharmaceutical, Inc.(b)	408,797	17,627,327
Vaxcyte, Inc.(b)	652,626	31,365,205
Viking Therapeutics, Inc.(b)	1,105,665	16,032,142
Vir Biotechnology, Inc.(b)	932,304	13,126,840
Viridian Therapeutics, Inc.(a)(b)	937,872	17,594,479
Zentalis Pharmaceuticals, Inc.(b)	716,828	19,146,476

		422,554,408

Health Care Equipment & Supplies – 5.1%
AtriCure, Inc.(b)	1,059,437	58,639,838
iRhythm Technologies, Inc.(b)	350,775	36,852,422
Lantheus Holdings, Inc.(b)	788,626	68,208,263
Treace Medical Concepts, Inc.(b)	1,997,699	45,527,560

		209,228,083

Health Care Providers & Services – 2.4%
Guardant Health, Inc.(b)	1,431,526	55,858,144
Inari Medical, Inc.(b)	761,595	43,464,227

		99,322,371

Life Sciences Tools & Services – 0.8%
Repligen Corp.(b)	189,956	32,588,851

Pharmaceuticals – 1.5%
Intra-Cellular Therapies, Inc.(b)	648,203	40,084,874
Revance Therapeutics, Inc.(a)(b)	905,194	21,389,734

		61,474,608

		825,168,321

Industrials – 16.0%
Aerospace & Defense – 3.2%
Axon Enterprise, Inc.(b)	132,275	24,593,890
Curtiss-Wright Corp.	282,600	54,078,336
Hexcel Corp.	751,285	53,100,824

		131,773,050

Building Products – 0.7%
AZEK Co., Inc. (The)(b)	929,700	29,006,640

Commercial Services & Supplies – 1.2%
Tetra Tech, Inc.	284,714	48,176,456

Construction & Engineering – 1.6%
Comfort Systems USA, Inc.	387,664	67,441,906

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 1.0%
NEXTracker, Inc. – Class A(b)	945,313	$40,034,006

Ground Transportation – 2.4%
Saia, Inc.(a)(b)	124,052	52,491,364
XPO, Inc.(b)	677,347	46,899,506

		99,390,870

Machinery – 3.7%
Esab Corp.	746,215	51,264,971
ITT, Inc.	544,884	54,270,446
Middleby Corp. (The)(b)	301,648	45,805,249

		151,340,666

Professional Services – 1.1%
FTI Consulting, Inc.(b)	187,333	32,813,248
Insperity, Inc.	105,820	12,449,723

		45,262,971

Trading Companies & Distributors – 1.1%
SiteOne Landscape Supply, Inc.(b)	262,726	44,663,420

		657,089,985

Consumer Discretionary – 14.9%
Automobile Components – 1.3%
Fox Factory Holding Corp.(b)	473,708	53,007,925

Broadline Retail – 2.4%
Driven Brands Holdings, Inc.(b)	1,694,607	43,839,483
Global-e Online Ltd.(b)	517,502	23,313,465
Savers Value Village, Inc.(b)	1,258,262	30,412,193

		97,565,141

Diversified Consumer Services – 0.7%
European Wax Center, Inc. – Class A(a)(b)	1,454,844	28,180,328

Hotels, Restaurants & Leisure – 5.7%
Hilton Grand Vacations, Inc.(b)	1,388,254	64,553,811
Life Time Group Holdings, Inc.(b)	2,378,230	43,022,181
Planet Fitness, Inc. – Class A(a)(b)	449,518	30,360,446
Texas Roadhouse, Inc.	469,406	52,362,239
Wingstop, Inc.	269,347	45,406,517

		235,705,194

Household Durables – 2.3%
Meritage Homes Corp.	331,199	49,332,091
Skyline Champion Corp.(b)	677,317	47,181,902

		96,513,993

Specialty Retail – 2.5%
Five Below, Inc.(b)	254,957	53,117,742
Lithia Motors, Inc.	164,147	50,972,568

		104,090,310

		615,062,891

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 8.3%
Capital Markets – 3.3%
Houlihan Lokey, Inc.	420,763	$42,013,185
P10, Inc. – Class A	1,502,707	17,807,078
StepStone Group, Inc. – Class A	1,414,755	39,712,173
Stifel Financial Corp.	550,224	34,961,233

		134,493,669

Financial Services – 2.6%
Flywire Corp.(b)	1,823,706	62,261,323
Shift4 Payments, Inc. – Class A(a)(b)	655,889	45,249,782

		107,511,105

Insurance – 2.4%
Kinsale Capital Group, Inc.	5,299	1,974,566
RLI Corp.	391,062	52,171,582
Ryan Specialty Holdings, Inc.(a)(b)	1,019,554	44,187,470

		98,333,618

		340,338,392

Energy – 4.9%
Energy Equipment & Services – 2.6%
ChampionX Corp.	1,661,349	59,144,024
TechnipFMC PLC(b)	2,658,666	48,759,935

		107,903,959

Oil, Gas & Consumable Fuels – 2.3%
Permian Resources Corp.(a)	4,138,708	48,381,497
Southwestern Energy Co.(b)	7,357,761	47,678,291

		96,059,788

		203,963,747

Consumer Staples – 3.8%
Consumer Staples Distribution & Retail – 2.6%
Chefs’ Warehouse, Inc. (The)(b)	1,380,310	50,160,466
Grocery Outlet Holding Corp.(b)	1,645,245	55,033,445

		105,193,911

Food Products – 1.2%
Freshpet, Inc.(b)	702,962	51,695,825

		156,889,736

Materials – 1.1%
Chemicals – 1.1%
Element Solutions, Inc.	2,126,064	44,562,301

Total Common Stocks (cost $3,181,106,196)		3,953,861,052

16 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 1.5%
Funds and Investment Trusts – 1.5%
iShares Russell 2000 Growth ETF(a)(c) (cost $53,353,211)	242,939	$61,716,224

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.19%(c)(d)(e) (cost $85,123,993)	85,123,993	85,123,993

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $3,319,583,400)		4,100,701,269

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.19%(c)(d)(e) (cost $64,064,580)	64,064,580	64,064,580

Total Investments – 101.3% (cost $3,383,647,980)		4,164,765,849
Other assets less liabilities – (1.3)%		(53,366,365)

Net Assets – 100.0%		$4,111,399,484

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

See notes to financial statements.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

July 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,234,459,407)	$4,015,577,276	(a)
Affiliated issuers (cost $149,188,573—including investment of cash collateral for securities loaned of $64,064,580)	149,188,573
Cash	125,743
Receivable for investment securities sold	18,509,403
Receivable for capital stock sold	4,898,889
Affiliated dividends receivable	356,651
Unaffiliated dividends receivable	95,940

Total assets	4,188,752,475

Liabilities
Payable for collateral received on securities loaned	64,064,580
Payable for investment securities purchased	5,634,733
Payable for capital stock redeemed	4,276,354
Advisory fee payable	2,273,259
Distribution fee payable	193,200
Transfer Agent fee payable	136,330
Administrative fee payable	34,423
Directors’ fees payable	5,373
Accrued expenses	734,739

Total liabilities	77,352,991

Net Assets	$4,111,399,484

Composition of Net Assets
Capital stock, at par	$6,865
Additional paid-in capital	4,369,941,620
Accumulated loss	(258,549,001)

Net Assets	$4,111,399,484

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Outstanding	Value

A	$645,057,937	11,935,954	$54.04	*

C	$27,846,393	1,163,245	$23.94

Advisor	$1,581,335,015	25,364,828	$62.34

R	$32,756,195	650,251	$50.37

K	$167,211,682	2,978,687	$56.14

I	$484,888,892	7,821,530	$61.99

Z	$1,172,303,370	18,733,244	$62.58

(a)	Includes securities on loan with a value of $169,604,226 (see Note E).

*	The maximum offering price per share for Class A shares was $56.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended July 31, 2023

Investment Income
Dividends
Unaffiliated issuers	$18,127,992
Affiliated issuers	3,951,672
Interest	3,806
Securities lending income	661,184
Other income	48,489	$22,793,143

Expenses
Advisory fee (see Note B)	28,323,315
Distribution fee—Class A	1,592,351
Distribution fee—Class C	279,431
Distribution fee—Class R	156,061
Distribution fee—Class K	347,925
Transfer agency—Class A	911,111
Transfer agency—Class C	40,484
Transfer agency—Advisor Class	2,304,507
Transfer agency—Class R	55,855
Transfer agency—Class K	664,783
Transfer agency—Class I	435,463
Transfer agency—Class Z	230,320
Printing	513,983
Custody and accounting	246,356
Registration fees	164,694
Administrative	103,055
Legal	91,197
Directors’ fees	69,122
Audit and tax	51,830
Miscellaneous	89,842

Total expenses	36,671,685
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(119,479)

Net expenses		36,552,206

Net investment loss		(13,759,063)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Affiliated Underlying Portfolios		(13,817,876)
Investment transactions		(647,271,854)
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		8,559,349
Investments		903,793,574

Net gain on investment transactions		251,263,193

Net Increase in Net Assets from Operations		$237,504,130

See notes to financial statements.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2023		Year Ended July 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(13,759,063)		$(29,008,983)
Net realized loss on investment transactions	(661,089,730)		(303,356,260)
Net change in unrealized appreciation (depreciation) of investments	912,352,923		(1,540,053,560)
Contributions from Affiliates (see Note B)	– 0	–	230,446

Net increase (decrease) in net assets from operations	237,504,130		(1,872,188,357)
Distributions to Shareholders
Class A	– 0	–	(91,037,529)
Class C	– 0	–	(9,467,036)
Advisor Class	– 0	–	(185,604,563)
Class R	– 0	–	(4,488,204)
Class K	– 0	–	(11,535,678)
Class I	– 0	–	(61,185,430)
Class Z	– 0	–	(92,102,328)
Capital Stock Transactions
Net increase (decrease)	(514,394,304)		1,289,331,710

Total decrease	(276,890,174)		(1,038,277,415)
Net Assets
Beginning of period	4,388,289,658		5,426,567,073

End of period	$4,111,399,484		$4,388,289,658

See notes to financial statements.

20 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

July 31, 2023

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z and Class T shares. Class B and Class T shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. Effective February 1, 2013, the Fund was closed to new investors, subject to certain exceptions. Effective June 1, 2016, with the exception of Class B shares, the Fund reopened to new investors. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

22 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,953,861,052		$	– 0	–	$	– 0	–	$3,953,861,052
Investment Companies	61,716,224			– 0	–		– 0	–	61,716,224
Short-Term Investments	85,123,993			– 0	–		– 0	–	85,123,993
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	64,064,580			– 0	–		– 0	–	64,064,580

Total Investments in Securities	4,164,765,849			– 0	–		– 0	–	4,164,765,849
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$4,164,765,849		$	– 0	–	$	– 0	–	$4,164,765,849

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

24 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2023, the reimbursement for such services amounted to $103,055.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,328,630 for the year ended July 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,121 from the sale of Class A shares and received $6,470 and $3,118 in contingent deferred sales charges imposed upon

26 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions by shareholders of Class A and Class C shares, respectively, for the year ended July 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2023, such waiver amounted to $105,463.

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2023 is as follows:

Fund	Market Value 7/31/22 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 7/31/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$148,375	$1,054,030		$1,117,281	$	– 0	–	$	– 0	–	$85,124		$3,952
Government Money Market Portfolio*	83,269	876,795		895,999		– 0	–		– 0	–	64,065		257
Lovesac Co. (The)†	28,475	– 0	–	23,216		(13,818)			8,559		– 0	–	– 0	–

Total						$(13,818)			$8,559		$149,189		$4,209

*	Investments of cash collateral for securities lending transactions (see Note E).

†	This security was deemed to no longer meet the criteria of an affiliated company at July 31, 2023.

During the year ended July 31, 2022, the Adviser reimbursed the Fund $230,446 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,983,909, $965,269 and $1,369,525 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,523,004,305		$3,048,932,249
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,542,461,636

Gross unrealized appreciation	$880,015,138
Gross unrealized depreciation	(257,710,925)

Net unrealized appreciation	$622,304,213

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the year ended July 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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NOTES TO FINANCIAL STATEMENTS (continued)

marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended July 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$169,604,226	$64,064,580	$107,321,088	$403,972	$ 257,212	$14,016

*	As of July 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2023		Year Ended July 31, 2022	Year Ended July 31, 2023		Year Ended July 31, 2022

Class A
Shares sold	1,152,132		3,046,291	$56,284,209		$198,973,175

Shares issued in reinvestment of distributions	– 0	–	1,035,561	– 0	–	79,023,658

Shares converted from Class C	14,604		30,665	707,880		2,081,934

Shares redeemed	(3,344,702)		(3,707,150)	(163,039,927)		(238,626,849)

Net increase (decrease)	(2,177,966)		405,367	$(106,047,838)		$41,451,918

Class C
Shares sold	111,953		341,335	$2,465,991		$10,848,241

Shares issued in reinvestment of distributions	– 0	–	252,944	– 0	–	8,655,749

Shares converted to Class A	(32,827)		(66,129)	(707,880)		(2,081,934)

Shares redeemed	(383,284)		(427,499)	(8,290,999)		(11,785,771)

Net increase (decrease)	(304,158)		100,651	$(6,532,888)		$5,636,285

Advisor Class
Shares sold	9,458,257		19,808,226	$536,345,126		$1,471,923,638

Shares issued in reinvestment of distributions	– 0	–	1,631,713	– 0	–	143,052,303

Shares redeemed	(15,214,198)		(14,289,328)	(853,701,523)		(970,195,982)

Net increase (decrease)	(5,755,941)		7,150,611	$(317,356,397)		$644,779,959

Class R
Shares sold	157,627		249,731	$7,192,947		$15,109,636

Shares issued in reinvestment of distributions	– 0	–	62,191	– 0	–	4,446,031

Shares redeemed	(243,055)		(287,008)	(11,140,192)		(18,425,340)

Net increase (decrease)	(85,428)		24,914	$(3,947,245)		$1,130,327

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended July 31, 2023		Year Ended July 31, 2022	Year Ended July 31, 2023		Year Ended July 31, 2022

Class K
Shares sold	1,120,436		1,563,633	$57,034,409		$109,841,852

Shares issued in reinvestment of distributions	– 0	–	145,249	– 0	–	11,535,664

Shares redeemed	(709,827)		(608,162)	(36,142,684)		(40,616,336)

Net increase	410,609		1,100,720	$20,891,725		$80,761,180

Class I
Shares sold	1,413,245		3,064,106	$80,169,060		$223,855,754

Shares issued in reinvestment of distributions	– 0	–	702,468	– 0	–	61,185,005

Shares redeemed	(3,908,129)		(2,630,328)	(221,913,215)		(194,859,844)

Net increase (decrease)	(2,494,884)		1,136,246	$(141,744,155)		$90,180,915

Class Z
Shares sold	4,994,320		9,582,171	$284,113,019		$709,015,766

Shares issued in reinvestment of distributions	– 0	–	1,042,278	– 0	–	91,532,838

Shares redeemed	(4,329,523)		(4,917,190)	(243,770,525)		(375,157,478)

Net increase	664,797		5,707,259	$40,342,494		$425,391,126

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional

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NOTES TO FINANCIAL STATEMENTS (continued)

risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2023 and July 31, 2022 were as follows:

	2023			2022
Distributions paid from:
Ordinary income	$	– 0	–	$113,889,911
Net long-term capital gains		– 0	–	341,530,857

Total taxable distributions paid	$	– 0	–	$455,420,768

As of July 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(871,666,877	)(a)
Other losses	(9,186,337	)(b)
Unrealized appreciation (depreciation)	622,304,213	(c)

Total accumulated earnings (deficit)	$(258,549,001)

(a)	As of July 31, 2023, the Fund had a net capital loss carryforward of $871,666,877.

(b)	As of July 31, 2023, the Fund had a qualified late-year ordinary loss deferral of $9,186,337.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2023, the Fund had a net short-term capital loss carryforward of $539,638,663 and a net long-term capital loss carryforward of $332,028,214, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 50.68	$ 79.55	$ 62.17	$ 57.21	$ 60.30

Income From Investment Operations

Net investment loss(a)(b)	(.28)	(.51)	(.62)	(.37)	(.36)

Net realized and unrealized gain (loss) on investment transactions	3.64	(21.59)	25.33	10.19	5.75

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.36	(22.10)	24.71	9.82	5.39

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Net asset value, end of period	$ 54.04	$ 50.68	$ 79.55	$ 62.17	$ 57.21

Total Return

Total investment return based on net asset value(d)*	6.63%	(30.61)%	41.15	%+	18.86	%+	12.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$645,058	$715,329	$1,090,466	$890,196	$621,553

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.14%	1.11%	1.09%	1.16%	1.15%

Expenses, before waivers/reimbursements‡	1.14%	1.11%	1.09%	1.16%	1.16%

Net investment loss(b)	(.56)%	(.78)%	(.83)%	(.70)%	(.65)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 22.62	$ 39.36	$ 33.92	$ 33.67	$ 39.66

Income From Investment Operations

Net investment loss(a)(b)	(.29)	(.47)	(.61)	(.43)	(.47)

Net realized and unrealized gain (loss) on investment transactions	1.61	(9.50)	13.38	5.54	2.96

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.32	(9.97)	12.77	5.11	2.49

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Net asset value, end of period	$ 23.94	$ 22.62	$ 39.36	$ 33.92	$ 33.67

Total Return

Total investment return based on net asset value(d)*	5.84%	(31.12)%	40.11	%+	17.99	%+	11.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,846	$33,191	$53,790	$35,697	$35,256

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.89%	1.86%	1.84%	1.90%	1.91%

Expenses, before waivers/reimbursements‡	1.89%	1.86%	1.84%	1.91%	1.91%

Net investment loss(b)	(1.31)%	(1.53)%	(1.59)%	(1.44)%	(1.40)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 58.32	$ 90.34	$ 69.65	$ 63.35	$ 65.62

Income From Investment Operations

Net investment loss(a)(b)	(.18)	(.39)	(.51)	(.27)	(.24)

Net realized and unrealized gain (loss) on investment transactions	4.20	(24.86)	28.53	11.43	6.46

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	4.02	(25.25)	28.02	11.16	6.22

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Total dividends and distributions	– 0	–	(6.77)	(7.33)	(4.86)	(8.49)

Net asset value, end of period	$ 62.34	$ 58.32	$ 90.34	$ 69.65	$ 63.35

Total Return

Total investment return based on net asset value(d)*	6.89%	(30.43)%	41.51	%+	19.16	%+	12.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,581,335	$1,814,970	$2,165,454	$1,051,243	$611,919

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.89%	.86%	.84%	.91%	.91%

Expenses, before waivers/reimbursements‡	.89%	.87%	.84%	.91%	.91%

Net investment loss(b)	(.31)%	(.53)%	(.60)%	(.46)%	(.41)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 47.38	$ 75.03	$ 59.19	$ 54.90	$ 58.45

Income From Investment Operations

Net investment loss(a)(b)	(.39)	(.69)	(.88)	(.54)	(.54)

Net realized and unrealized gain (loss) on investment transactions	3.38	(20.19)	24.05	9.69	5.47

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.99	(20.88)	23.17	9.15	4.93

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Net asset value, end of period	$ 50.37	$ 47.38	$ 75.03	$ 59.19	$ 54.90

Total Return

Total investment return based on net asset value(d)*	6.31%	(30.84)%	40.59	%+	18.42	%+	12.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,756	$34,853	$53,326	$29,374	$30,459

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.42%	1.46%	1.49%	1.54%	1.53%

Expenses, before waivers/reimbursements‡	1.43%	1.46%	1.49%	1.54%	1.54%

Net investment loss(b)	(.85)%	(1.13)%	(1.24)%	(1.07)%	(1.03)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 52.78	$ 82.50	$ 64.23	$ 58.90	$ 61.77

Income From Investment Operations

Net investment loss(a)(b)	(.46)	(.45)	(.62)	(.34)	(.33)

Net realized and unrealized gain (loss) on investment transactions	3.82	(22.50)	26.22	10.53	5.94

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.36	(22.95)	25.60	10.19	5.61

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Net asset value, end of period	$ 56.14	$ 52.78	$ 82.50	$ 64.23	$ 58.90

Total Return

Total investment return based on net asset value(d)*	6.37%	(30.54)%	41.22	%+	18.96	%+	12.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$167,212	$135,550	$121,057	$43,699	$43,284

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.47%	1.03%	1.03%	1.08%	1.09%

Expenses, before waivers/reimbursements‡	1.48%	1.03%	1.03%	1.09%	1.09%

Net investment loss(b)	(.90)%	(.68)%	(.80)%	(.62)%	(.59)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 57.96	$ 89.79	$ 69.27	$ 63.03	$ 65.33

Income From Investment Operations

Net investment loss(a)(b)	(.14)	(.37)	(.49)	(.26)	(.24)

Net realized and unrealized gain (loss) on investment transactions	4.17	(24.69)	28.34	11.36	6.43

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	4.03	(25.06)	27.85	11.10	6.19

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Total dividends and distributions	– 0	–	(6.77)	(7.33)	(4.86)	(8.49)

Net asset value, end of period	$ 61.99	$ 57.96	$ 89.79	$ 69.27	$ 63.03

Total Return

Total investment return based on net asset value(d)*	6.95%	(30.40)%	41.48	%+	19.17	%+	12.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$484,889	$597,941	$824,332	$614,788	$494,931

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.83%	.84%	.84%	.90%	.90%

Expenses, before waivers/reimbursements‡	.83%	.84%	.84%	.90%	.90%

Net investment loss(b)	(.26)%	(.50)%	(.59)%	(.44)%	(.40)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

42 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended July 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 58.47	$ 90.46	$ 69.68	$ 63.31	$ 65.54

Income From Investment Operations

Net investment loss(a)(b)	(.11)	(.30)	(.43)	(.21)	(.19)

Net realized and unrealized gain (loss) on investment transactions	4.22	(24.92)	28.54	11.44	6.46

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	4.11	(25.22)	28.11	11.23	6.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Distributions from net realized gain on investment transactions	– 0	–	(6.77)	(7.33)	(4.86)	(8.48)

Total dividends and distributions	– 0	–	(6.77)	(7.33)	(4.86)	(8.50)

Net asset value, end of period	$ 62.58	$ 58.47	$ 90.46	$ 69.68	$ 63.31

Total Return

Total investment return based on net asset value(d)	7.03%	(30.34)%	41.62	%+	19.29	%+	13.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,172,303	$1,056,456	$1,118,142	$473,742	$299,807

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.77%	.76%	.75%	.81%	.81%

Expenses, before waivers/reimbursements‡	.77%	.76%	.75%	.81%	.82%

Net investment loss(b)	(.20)%	(.41)%	(.51)%	(.36)%	(.32)%

Portfolio turnover rate	65%	54%	74%	75%	70%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.00%	.00%	.01%	.01%

See footnote summary on page 44.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended July 31, 2019 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

44 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Fund”) (one of the portfolios constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Cap Fund, Inc.) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 26, 2023

46 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Bruce K. Aronow(2)*, Senior Vice President

Esteban Gomez(2), Vice President

Samantha S. Lau(2), Vice President

Heather Pavlak(2), Vice President

Wen-Tse Tseng(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 47

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of the Governance Committee. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	76	None

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	76	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,## 81 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

54 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Bruce K. Aronow^ 57	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Esteban Gomez 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Samantha S. Lau 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2018. She is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Heather Pavlak 39	Vice President	Senior Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management as an equity research analyst.

Wen-Tse Tseng 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

^	Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 55

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

56 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 57

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

58 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 59

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023. Based on their review and their discussion with the Advisor of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

60 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 61

review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

62 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 63

NOTES

64 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

AB SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCG-0151-0723

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Cap Growth	2022	$33,994	$—	$19,416
	2023	$33,994	$—	$16,275

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2022	$1,953,010	$19,416
			$—
			$(19,416)
	2023	$1,558,244	$16,275
			$—
			$(16,275)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	September 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	September 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 27, 2023